UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-283962	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-283962-02	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-283962-01	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000 (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 26, 2025, Citibank Credit Card Issuance Trust issued a tranche of Notes of the Citiseries entitled 4.49% Class 2025-A2 Notes of June 2030 (Legal Maturity Date June 2032) in the principal amount of $750,000,000. The terms of the Class 2025-A2 Notes are set forth in the Terms Document dated June 26, 2025, and attached hereto as Exhibit 4.1. On June 26, 2025, Christopher R. Becker, Esq., Director and Senior Counsel – SEC Disclosure and Corporate Securities Issuance of Citigroup Inc., delivered a legality opinion with respect to the Class 2025-A2 Notes and Orrick, Herrington & Sutcliffe LLP delivered a tax opinion with respect to the Class 2025-A2 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Second Amended and Restated Indenture dated as of September 26, 2000, as amended and restated as of August 9, 2011, and as further amended and restated as of November 10, 2016, between Citibank Credit Card Issuance Trust and Deutsche Bank Trust Company Americas, as Trustee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1	Terms Document dated June 26, 2025, with respect to the Class 2025-A2 Notes (including the form of note attached as Exhibit A thereto)

Exhibit 5.1	Opinion of Christopher R. Becker, Esq., Director and Senior Counsel – SEC Disclosure and Corporate Securities Issuance of Citigroup Inc., with respect to legality of the Class 2025-A2 Notes

Exhibit 8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters concerning the Class 2025-A2 Notes

Exhibit 23.1	Consent of Christopher R. Becker, Esq., Director and Senior Counsel – SEC Disclosure and Corporate Securities Issuance of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Elissa Steinberg
Elissa Steinberg
Vice President

Dated: June 26, 2025

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